BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
Summary Prospectus

Class I Ticker Symbol: BIIEX Class E Ticker Symbol: BIEEX Class S Ticker Symbol: BIISX	January 31, 2012 (as supplemented March 13, 2012 and May 30, 2012)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesinstitutionalfunds.com/biiex/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2012, as supplemented March 13, 2012 and May 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Institutional International Equity Fund (the “International Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class E	Class S
	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses
Shareholder Servicing Fees	N/A	0.25%	None
Other Expenses	0.14%	0.14%	0.14%
Total Other Expenses	0.14%	0.39%	0.14%

Total Annual Fund Operating Expenses(1)	1.14%	1.39%	1.39%
Less: Fee Waiver and/or Expense Reimbursement	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.05%	1.30%	1.30%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Fund.  Class E shares of the Fund are subject to annual shareholder servicing fees of up to 0.25% of average daily net assets; however during the fiscal year ended September 30, 2011, the Fund only charged 0.18% of average daily net assets for shareholder servicing fees.

(2)
The Advisor has contractually agreed to limit the International Fund’s Class I, Class E and Class S annual operating expenses excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger of reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.05% for Class I and 1.30% for Class E and Class S as percentages of the Fund’s respective classes’ average daily net assets through January 31, 2013 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$353	$619	$1,378
Class E	$132	$431	$752	$1,661
Class S	$132	$431	$752	$1,661

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.99% of the average value of its portfolio.

Principal Investment Strategies
The International Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal market conditions, the International Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of issuers located in at least three countries outside the United States.  Up to 30% of the International Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  The International Fund may also buy shares of exchange traded funds (“ETFs”) which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices to intrinsic value, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the International Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Fund.  You could lose money on your investment in the International Fund, or the International Fund could underperform other investments.  Principal risks of the International Fund are as follows:

•	Stock Risks – The values of the International Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Value Securities Risks – The International Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•
Convertible Securities Risks – The values of convertible securities are affected by interest rates; if rates rise, the values of convertible securities may fall.  A convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance
The following performance information shows you how the International Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional International Equity Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2003	25.52%
Worst Quarter	Q3	2002	-20.72%

Brandes Institutional International Equity Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Institutional International Equity Fund
Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	-11.86%	-5.50%	5.07%
Return After Taxes on Distributions	-12.05%	-6.19%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares	-6.39%	-4.17%	4.60%
Class E Shares
Return Before Taxes	-11.98%	-5.62%	4.87%
Class S Shares
Return Before Taxes	-11.86%	-5.50%	5.07%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

The International Fund commenced operations in 1997.  Prior to October 6, 2008, the International Fund had only one class of shares (currently designated as Class I Shares).  Class E shares commenced operations on October 6, 2008.  Performance shown prior to the inception of the Class E shares reflects the performance of the Class I shares adjusted to reflect Class E expenses.  Class S shares commenced operations on January 31, 2011.  Performance shown prior to the inception of Class S shares reflects the performance of the Class I shares adjusted to reflect Class S expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E and Class S shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	1996
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	1996
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	1998
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	1996
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2005
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.